POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MARCH 10, 2017 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 24, 2017 OF:

PowerShares Build America Bond Portfolio

Important Notice Regarding Changes in the Name, Underlying Index, Investment Objective and Principal

Investment Strategy for the PowerShares Build America Bond Portfolio (the “Fund”)

At a meeting held on March 7, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved changes, effective as of the close of markets May 31, 2017 (the “Effective Date”), to the name, underlying index, investment objective and principal investment strategy of PowerShares Build America Bond Portfolio (the “Fund”).

Therefore, as of the open of markets on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change, as set forth in the table below:

Current Fund Name	New Fund Name
PowerShares Build America Bond Portfolio	PowerShares Taxable Municipal Bond Portfolio

All references in the prospectus to the PowerShares Build America Bond Portfolio will be superseded with PowerShares Taxable Municipal Bond Portfolio.

2.) Underlying Index Change. BofA Merrill Lynch is, and will remain, the index provider for the Fund; however, a new underlying index for the Fund (the “New Underlying Index”) will replace the current underlying index, as set forth in the table below:

Current Underlying Index	New Underlying Index
The BofA Merrill Lynch Build America Bond Index	The BofA Merrill Lynch US Taxable Municipal Securities Plus Index

All references in the prospectus to The BofA Merrill Lynch Build America Bond Index will be superseded with The BofA Merrill Lynch US Taxable Municipal Securities Plus Index.

3.) Investment Objective Change. The Fund’s investment objective will be to seek investment results that generally correspond to the price and yield (before fees and expenses) of the New Underlying Index.

4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will change. The following information replaces existing similar disclosure in the “Principal Investment Strategies” section of the summary section of the Fund’s prospectus and the “Additional Information About the Fund’s Strategies and Risks” section of the Fund’s prospectus. The Fund generally will invest at least 80% of its total assets in the securities that comprise the New Underlying Index. The New Underlying Index is designed to track the performance of U.S. dollar-denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Underlying Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Component securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding.

Please Retain This Supplement for Future Reference.

P-BAB-SUMPRO-1-SUP-1 031017